UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (“HOLDCO”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH GREAT AMERICAN IS, AND HOLDCO WILL BE, ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN AAMAC’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND IN THE REGISTRATION STATEMENT TO BE FILED BY HOLDCO WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR HOLDCO ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, AAMAC INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AAMAC’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN, AS DESCRIBED IN THIS CURRENT REPORT. THIS CURRENT REPORT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AAMAC INTENDS TO FILE A PROXY STATEMENT AND HOLDCO INTENDS TO FILE A REGISTRATION STATEMENT, IN EACH CASE THAT WILL CONTAIN A JOINT PROXY STATEMENT/PROSPECTUS, WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND WARRANTHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, HOLDCO AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE

SPECIAL MEETINGS OF AAMAC’S STOCKHOLDERS AND AAMAC’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, HOLDCO AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY AAMAC AND HOLDCO WITH THE SEC.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR HOLDCO MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01.	Entry Into a Material Definitive Agreement.

General

On May 14, 2009, Alternative Asset Management Acquisition Corp., a Delaware corporation (“AAMAC”), Great American Group, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of AAMAC (“Holdco”), and AAMAC Merger Sub, Inc., a newly-formed Delaware corporation and a wholly-owned subsidiary of Holdco (“Merger Sub”), entered into an Agreement and Plan of Reorganization (the “Purchase Agreement”) with Great American Group LLC, a California limited liability company (“Great American”), the members of Great American (the “Great American Members”) and the representative of Great American Members. Pursuant to the terms of the Purchase Agreement, the Great American Members have agreed to contribute all of the membership interests of Great American to Holdco in exchange for common stock of Holdco and cash (the “Contribution”) as further described below under the heading, “Consideration.” Concurrently with the Contribution, Merger Sub will merge with and into AAMAC with AAMAC surviving (the “Merger” and, collectively with the Contribution, the “Acquisition”). In connection with the Merger, AAMAC common stock will be exchanged for common stock of Holdco. Subject to the receipt of approval from AAMAC’s warrantholders as described below, AAMAC expects to redeem all of its outstanding warrants pursuant to the Warrant Redemption (as defined below) in connection with the Acquisition. Following the Acquisition, AAMAC and Great American will be wholly-owned subsidiaries of Holdco which will be the public company going forward. In connection with the Acquisition, Holdco intends to apply to have its common stock (and warrants and units in the event the Warrant Redemption is not approved) listed on the NYSE Amex. Upon the consummation of the Acquisition, the common stock, warrants and units of AAMAC will cease trading on the NYSE Amex.

AAMAC’s board of directors has unanimously approved the Purchase Agreement and recommends that its stockholders vote to approve the Purchase Agreement, and each other proposal to be set forth in the definitive proxy statement/prospectus, at the special meeting of AAMAC’s stockholders to be held pursuant to the terms of AAMAC’s amended and restated certificate of incorporation.

Great American is a leading provider of asset disposition and valuation and advisory services to a wide range of retail, wholesale and industrial clients, as well as lenders, capital providers and professional service firms. Great American operates its business in two segments: liquidation and auction solutions and advisory and valuation services. Great American’s liquidation and auction divisions assist clients in maximizing return and recovery rates through the disposition of inventory and assets, including retail, wholesale and industrial and real estate liquidations and auctions. Great American’s valuation and advisory services division provides its clients with independent appraisals in connection with asset based loans and acquisitions.

Pursuant to the terms of the Purchase Agreement, AAMAC has agreed to seek approval of its warrantholders to amend the terms of the warrant agreement governing the warrants exercisable for shares of its common stock in order to permit the redemption of all of the issued and outstanding warrants at a price of $0.50 per warrant (the “Warrant Redemption”) in connection with the Acquisition and to permit the redemption of the warrants held by AAMAC’s sponsors in the same manner as the redemption of warrants held by other AAMAC stockholders. If the Acquisition is not consummated and AAMAC does not consummate an initial business combination by August 1, 2009, AAMAC will be required to liquidate and all the AAMAC warrants will expire worthless.

If approved, the Acquisition is expected to be consummated promptly following the receipt of approval from AAMAC stockholders and the satisfaction or waiver of the other conditions described herein and in the Purchase Agreement.

The Purchase Agreement is described in greater detail below. This description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement which is attached hereto as Exhibit 2.1 and incorporated by reference herein. You are urged to read the entire Purchase Agreement and the other exhibits attached hereto.

Consideration

Holdco will acquire all of the outstanding membership interests of Great American through a structured acquisition valued at closing at approximately $305,000,000 in connection with which the Great American Members will receive (i) $120,000,000 in cash and (ii) 12,272,727 shares of common stock of Holdco (the “Closing Stock Consideration”). In addition, the Great American Members are eligible to receive an additional $25,000,000 cash payment (the “Contingent Cash Consideration”) and, together with certain phantom equityholders of Great American (the “Phantom Stockholders” and, together with the Great American Members, the “Contribution Consideration Recipients”), are eligible to receive up to an aggregate of 10,000,000 additional shares of common stock of Holdco (the “Contingent Stock Consideration”) upon Holdco’s achievement of certain financial targets (the “EBITDA Targets”) described below and in the Purchase Agreement.

In the event Holdco achieves any one of (i) $45,000,000 in EBITDA for the 12 months ending December 31, 2009, (ii) $47,500,000 in EBITDA for the 12 months ending March 31, 2010, or (iii) $50,000,000 in EBITDA for the 12 months ending June 30, 2010, the Great American Members are entitled to receive the Contingent Cash Consideration. In the event Holdco achieves any one (or more) of the targets set forth in the foregoing sentence, then Holdco will be obligated to issue to the Contribution Consideration Recipients 2,000,000 shares of the Contingent Stock Consideration in accordance with the vesting schedule described herein and in the Purchase Agreement. In the event Holdco achieves $55,000,000 in EBITDA for the fiscal year ending December 31, 2010, then Holdco will be obligated to issue to the Contribution Consideration Recipients 4,000,000 shares of the Contingent Stock Consideration in accordance with the vesting schedule described herein and in the Purchase Agreement. In the event Holdco achieves $65,000,000 in EBITDA for the fiscal year ending December 31, 2011, then Holdco will be obligated to issue to the Contribution Consideration Recipients the remaining 4,000,000 shares of the Contingent Stock Consideration in accordance with the vesting schedule described herein and in the Purchase Agreement; provided, however, that if Holdco does not achieve the December 31, 2010 EBITDA target but does achieve the December 31, 2011 EBITDA target, then Holdco will be obligated to issue to the Contribution Consideration Recipients 8,000,000 shares of the Contingent Stock Consideration in accordance with the vesting schedule described herein and in the Purchase Agreement.

None of the Closing Stock Consideration or Contingent Stock Consideration will be issued to any Phantom Stockholder at the closing of the Acquisition.

The Great American Members are entitled to receive from Great American, on or before the closing date of the Acquisition, distributions in an amount equal to the unrestricted cash and cash equivalents held by Great American after giving effect to the repayment of certain debt obligations of Great American in an outstanding principal amount of $2,985,000.

2,500,000 shares of the Closing Stock Consideration (the “Escrowed Indemnification Stock”) will be subject to an escrow agreement to be entered into by the Contribution Consideration Recipients at closing. The Escrowed Indemnification Stock will be used to satisfy AAMAC’s indemnification claims and downward working capital adjustments, if any, each pursuant to the terms of the Purchase Agreement. If the final net working capital of Great American, as calculated pursuant to the terms of the Purchase Agreement, is greater than $12,500,000 at closing, the Great American Members shall be entitled to receive from Holdco in cash, and without interest, the amount by which the final net working capital of Great American exceeds $12,500,000. If the final net working capital of Great American is less than $12,500,000, Holdco will be entitled to receive, solely in the form of shares from the Escrowed Indemnification Stock (which shares for purposes of this calculation are deemed valued at $11.00 per share), an amount equal to such working capital shortfall. The Escrowed Indemnification Stock will be released from escrow in accordance with the Purchase Agreement as further described below under the heading, “Indemnification.”

2,200,000 shares of the Escrowed Indemnification Stock owned by the Great American Members will, in addition to being subject to AAMAC’s indemnification claims and downward working capital adjustments, if any, be subject to being recalled by Holdco (or otherwise contributed back into escrow as specified in the Purchase Agreement) to the extent that the gross proceeds received by Holdco with respect to sales of certain inventory assets of Great American (as specified in the Purchase Agreement) are less than the book value of such inventory assets as set forth on Great American’s closing date balance sheet. For purposes of this calculation, these shares are deemed valued at $11.00 per share.

Vesting of Closing Stock Consideration and Contingent Stock Consideration

The Closing Stock Consideration to be issued to the Phantom Stockholders (approximately 20% of which will be subject to indemnification and working capital claims as described below) will be subject to vesting for a period of four years and will be ratably earned by and issued to the Phantom Stockholders subject to their continued employment, as described below.

The Contingent Stock Consideration will be issued to each of the Great American Members and Phantom Stockholders to the extent earned and with respect to the applicable target period, in three equal installments, beginning on the first anniversary of the closing of the Acquisition and issuable on each anniversary of the closing of the Acquisition thereafter in accordance with the Purchase Agreement.

With respect to the Phantom Stockholders, in order for a Phantom Stockholder to receive its portion of the applicable installment of the Closing Stock Consideration and/or the Contingent Stock Consideration, such Phantom Stockholder must remain continuously employed by Holdco or Great American (or not have been terminated for cause or resigned for Good Reason, each as defined in the Purchase Agreement) through the applicable four one-year, and three one-year, vesting periods, respectively. To the extent a Phantom Stockholder dies during the applicable vesting periods, the unvested Closing Stock Consideration and unvested Contingent Stock Consideration will immediately vest and be thereafter issued to such Phantom Stockholder’s heirs or estate, as applicable.

Lock-ups

Each of the Contribution Consideration Recipients have agreed to enter into lock-up agreements with respect to the Closing Stock Consideration pursuant to which 25% of the Closing Stock Consideration will be released from the lock-up on each succeeding anniversary of the closing of the Acquisition.

In addition, the initial stockholders of AAMAC have agreed that 3,000,000 shares of Holdco common stock that they will receive in exchange for a like number of shares of AAMAC common stock issued prior to AAMAC’s initial public offering (the “Founders’ Stock”) which is currently held in escrow will continue to be subject to the restrictions on disbursements as provided in the Escrow Agreement, dated as of August 1, 2007, by and among Continental Stock Transfer & Trust Company and the initial stockholders of AAMAC, for a period of one year from the closing of the Acquisition.

The initial stockholders of AAMAC have also agreed that 4,500,000 of their Founders’ Stock (the “Restricted Stock”) will continue to be held in escrow until Holdco’s achievement of the EBITDA Targets. 1,500,000 shares of the Restricted Stock will be released to the initial stockholders of AAMAC each time Holdco achieves one of the three EBITDA Targets. 1,500,000 shares of the Restricted Stock will be forfeited and cancelled in connection with any of the three EBITDA Targets that Holdco fails to achieve.

Pursuant to a letter dated as of May 14, 2009, by and among the initial stockholders of AAMAC, AAMAC, Great American and Holdco, the initial stockholders of AAMAC have agreed that the remaining 2,850,000 shares of Founders’ Stock will be cancelled upon consummation of the Acquisition. The letter agreement is attached as attached as Exhibit 2.2 hereto and is incorporated herein by reference.

Non-Competition

Each of the Great American Members have agreed that from the closing date of the Acquisition through the later of (i) the third anniversary of the closing date of the Acquisition and (ii) the date that is one year from the date that such Great American Member is no longer employed by Great American or an affiliate thereof, such Great American Member will not compete with Great American, as further described in the Purchase Agreement.

Representations and Warrants and Covenants of the Parties

The parties to the Purchase Agreement have made to each other representations, warranties and covenants, which are qualified by information in confidential disclosure schedules delivered together with the Purchase Agreement. While AAMAC does not believe that these schedules contain information that the securities laws require it to publicly disclose, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement. Accordingly, the representations, warranties and covenants should not be relied on as characterizations of the actual state of facts, since they may be modified by the disclosure schedules.

Additionally, the parties have agreed to a variety of customary covenants and agreements, including with respect to confidentiality, cooperation (including with respect to securities matters and obtaining necessary approvals for the Acquisition) and similar matters. In addition, the parties have agreed that immediately following the Acquisition, the board of directors of Holdco will consist of seven members, three of whom will be nominated by AAMAC and four of whom will be nominated by Great American. Each of Great American and AAMAC have also agreed to continue to operate their respective business in the ordinary course prior to the consummation of the Acquisition, subject to specified exceptions and unless the other party agrees otherwise.

Indemnification

The Purchase Agreement provides for indemnification of AAMAC, Holdco, Merger Sub, their affiliates and each of their respective successors and permitted assigns, and their respective officers, directors, employees and agents (the “Parent Indemnified Parties”) by the Contribution Consideration Recipients for any losses (capped at the amount of the Escrowed Indemnification

Stock) suffered as a consequence of violation, breach or misrepresentation of any representation, warranty or covenant of Great American or any fraud committed by such party. Each of the Great American Members further agreed to severally indemnify the Parent Indemnified Parties for any losses suffered as a consequence of violation, breach or misrepresentation of any representation, warranty or covenants of such Great American Member or any fraud committed by such Great American Member. AAMAC and Holdco shall jointly and severally indemnify Great American, the Contribution Consideration Recipients, their respective affiliates, and each of their respective successors and permitted assigns, and their respective officers, directors, employees and agents for any losses suffered as a consequence of violation, breach or misrepresentation of any representation, warranty or covenants of AAMAC or Holdco or any fraud committed by AAMAC or Holdco.

Other than with respect to indemnifiable damages related exclusively to breaches of certain specified representations and warranties, no amounts will be payable unless and until the aggregate amount of all indemnifiable damages otherwise payable exceeds $500,000 and, thereafter, only with respect to amounts in excess of such amount. The sole and exclusive source for the payment of any indemnification obligations by the Contribution Consideration Recipients is the Escrowed Indemnification Stock.

The first 1,000,000 shares of the Escrowed Indemnification Stock will be released from escrow on the 30th day (the “First Release Date”) after the date Holdco files its Annual Report on Form 10-K for the year ending December 31, 2009 with the SEC, less that portion of the shares applied in satisfaction of, or reserved with respect to, the indemnification obligations of the Contribution Consideration Recipients and any downward working capital adjustment (collectively with any downward adjustment for inventory shortfall, the “Escrow Claims”). The remaining Escrowed Indemnification Stock shall be released on the 30th day (the “Final Release Date”) after the date Holdco files its Annual Report on Form 10-K for the year ending December 31, 2010 with the SEC, less that portion of the shares applied in satisfaction of or reserved with respect to Escrow Claims. With respect to any Escrow Claims properly and timely delivered pursuant to the Purchase Agreement that remain unresolved at the time of the First Release Date or the Final Release Date, respectively, a portion of the Escrowed Indemnification Stock shall remain in escrow until such claims are resolved, at which time the remaining Escrowed Indemnification Stock shall be promptly released and/or issued, as applicable, subject to the lock-up agreements, vesting schedules and, with respect to the Phantom Stockholders, continued employment requirement, all as described herein and in the Purchase Agreement.

Conditions to Closing the Acquisition

The obligations of the parties to consummate the Acquisition are subject to various closing conditions, including, among others: (i) that the AAMAC stockholders shall have approved the Purchase Agreement and the transactions contemplated thereby and the holders of not more than 30% less one share of AAMAC’s shares of common stock issued in AAMAC’s initial public offering (the “IPO Shares”) and outstanding immediately before the closing shall have exercised their rights to convert their shares into a pro rata share of the trust account established at the closing of AAMAC’s initial public offering rather than approve the Acquisition; (ii) that the applicable waiting period under any antitrust laws shall have expired or been terminated; (iii) that all authorizations or approvals required to be obtained from any governmental authority and all consents required from third parties shall have been obtained; (iv) that no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which has the effect of making the merger illegal or otherwise prohibiting consummation of the Acquisition substantially on the terms contemplated by the Purchase Agreement; (v) the registration statement filed by Holdco relating to registration of its securities to be issued in connection with the Acquisition shall have been declared effective by the SEC and no stop order shall be in effect or pending before to threatened by the SEC; (vi) Holdco’s common stock shall have been approved for listing on the NYSE Amex and (vii) no material adverse effect shall have occurred.

The obligations of AAMAC and Holdco to consummate the Acquisition are subject to various additional closing conditions, including, among others: (i) the truth and correctness of their respective representations and warranties (unless resulting in a material adverse effect), (ii) their respective covenants have been materially complied with, (iii) the receipt of executed lock-up agreements from the Great American Members and (iv) the receipt of executed employment agreements from each of the key employees identified in the Purchase Agreement.

The obligations of Great American to consummate the Acquisition are subject to various additional closing conditions, including, among others: (i) the board of directors of Holdco shall be constituted as set forth in the Purchase Agreement and (ii) the stockholders of AAMAC shall have approved the various proposals presented at the special meeting of stockholders.

Termination

The Purchase Agreement may be terminated at any time prior to the closing, notwithstanding the approval of the Purchase Agreement by the AAMAC stockholders, as follows:

•	by mutual written consent of AAMAC and Great American;

•

by either AAMAC or Great American if (i) the closing conditions in the Purchase Agreement have not been satisfied by August 1, 2009; (ii) any governmental authority shall have enacted, issued, promulgated, enforced or entered any order or law that has the effect of enjoining or otherwise preventing or prohibiting the Acquisition; (iii) the AAMAC stockholders fail to approve the Acquisition; or (iv) holders of 30% or more of the IPO Shares vote against the Purchase Agreement and exercise their conversion rights;

•

by AAMAC if (i) prior to the closing there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Great American or any Great American Member or any representation or warranty of Great American or any Great American Member shall have become untrue or inaccurate, which breach or untrue representation or warranty (A) would give rise to the failure of a closing condition and (B) is incapable of being cured prior to the closing by Great American or a Great American Member pursuant to the Purchase Agreement, or (ii) any of the conditions to closing are unfulfilled by Great American or a Great American Member on August 1, 2009; or

•

by Great American if (i) prior to the closing there shall have been a material breach of any representation, warranty, covenant or agreement on the part of AAMAC, Holdco or Merger Sub or any representation or warranty of AAMAC, Holdco or Merger Sub shall have become untrue or inaccurate, which breach or untrue representation or warranty (A) would give rise to the failure of a closing condition and (B) is incapable of being cured prior to the closing by AAMAC, Holdco or Merger Sub or pursuant to the Purchase Agreement, or (ii) any of the conditions to closing are unfulfilled by AAMAC, Holdco or Merger Sub on August 1, 2009.

If the Purchase Agreement is terminated, neither party shall have any liability to the other party except for (i) liability for any fraud or a breach of representation, warranty or covenant prior to termination as specifically set forth therein, (ii) breaches of obligations of confidentiality, (iii) AAMAC’s reimbursement of up to $1,000,000 of Great American’s expenses in the event AAMAC consummates a business combination with another party and (iv) Great American, the Great American Members or the Great American Members’ representative breach their waivers with respect to AAMAC’s trust account, and all rights and obligations of the parties pursuant to the Purchase Agreement shall cease, except as specifically set forth therein.

Voting Agreement

Concurrently with the execution of the Purchase Agreement, AAMAC, Great American, Holdco and the initial stockholders of AAMAC entered into a voting agreement, pursuant to which, among other things, such persons agreed to vote their shares of AAMAC stock (other than shares of AAMAC stock acquired by them prior to AAMAC’s initial public offering which the AAMAC initial stockholders have agreed to vote in accordance with the votes cast by a majority of shares sold in AAMAC’s initial public offering with respect to the proposal to approve the Acquisition) and their AAMAC warrants in favor each proposal presented at the special meetings of AAMAC stockholders and AAMAC warrantholders. The voting agreement is attached as Exhibit 2.3 hereto and is incorporated herein by reference.

On May 11, 2009, AAMAC and Great American issued a joint press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01.	Other Information.

Attached as Exhibit 99.2 to this Current Report is the form of presentation that AAMAC expects to use in connection with presentations to certain of its securityholders, as well as other persons interested in purchasing securities of AAMAC, in connection with the Acquisition. Such material may be deemed soliciting material in connection with the special meetings of AAMAC’s stockholders and AAMAC’s warrantholders to be held pursuant to the Purchase Agreement and a prospectus in connection with the issuance of common stock of Holdco to stockholders of AAMAC in the Acquisition.

Note Regarding Financial Information and Data of Great American

The financial information and data of Great American contained in certain of the exhibits to this Current Report is derived from Great American’s unaudited financial statements and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/prospectus to be mailed to AAMAC’s stockholders and warrantholders.

Note Regarding Non-GAAP Financial Measures

The investor presentation attached as an exhibit hereto contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA (each as defined in the appendix to the investor presentation) are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA and Adjusted EBITDA as used by Great American may not be comparable to similarly titled measures of other companies. For definitions of and additional information regarding EBITDA and Adjusted EBITDA, and a reconciliation of such measures to the most comparable financial measures calculated in accordance with GAAP, please refer to the appendix to the investor presentation.

EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance. Great American also believes that these measures allow a standardized comparison between companies in the auction, appraisal and asset valuation industries, while minimizing the differences from depreciation policies, financial leverage and tax strategies.

While Great American uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. Great American’s management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Reorganization, dated as of May 14, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., AAMAC Merger Sub, Inc., Great American Group, LLC, Harvey M. Yellen, Andrew Gumaer and the representative of the Great American Group, LLC members

2.2	Letter agreement, dated as of May 14, 2009, by and among by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., Great American Group, LLC and the stockholders of Alternative Asset Management Acquisition Corp. named therein

2.3	Voting Agreement, dated as of May 14, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., Great American Group, LLC and the stockholders of Alternative Asset Management Acquisition Corp. named therein

99.1	Press release dated May 14, 2009

99.2	Investor presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
	Name:	Paul D. Lapping
	Title:	Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
2.1*	Agreement and Plan of Reorganization, dated as of May 14, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., AAMAC Merger Sub, Inc., Great American Group, LLC, Harvey M. Yellen, Andrew Gumaer and the representative of the Great American Group, LLC members

2.2	Letter agreement, dated as of May 14, 2009, by and among by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., Great American Group, LLC and the stockholders of Alternative Asset Management Acquisition Corp. named therein

2.3	Voting Agreement, dated as of May 14, 2009, by and among Alternative Asset Management Acquisition Corp., Great American Group, Inc., Great American Group, LLC and the stockholders of Alternative Asset Management Acquisition Corp. named therein

99.1	Press release dated May 14, 2009

99.2	Investor presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.